Rule 30a-2(b) CERTIFICATION

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of The Alger Institutional Fund, do hereby certify, to such officer's knowledge, that:

 (1)The annual report on Form N-CSR of the Registrant for the fiscal year ended October 31, 2003 (the "Form N-CSR") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: December 16, 2003

/s/ Dan C. Chung
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Dan C. Chung
President
The Alger Institutional Fund

Dated: December 16, 2003

/s/ Frederick A. Blum
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Frederick A. Blum
Treasurer

The Alger Institutional Fund

This certification is being furnished solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Report or as a separate disclosure document.